Money Market Funds	SAI Supplement

Supplement to the Statements of Additional Information (the “SAIs”)

January 9, 2012

Dear Investor:

The purpose of this supplement is to inform you that each fund listed on the reverse of this sheet (collectively, the “funds”) has entered into an ongoing arrangement to provide portfolio holdings information to the Investment Company Institute, the funds’ industry trade association, in advance of its release to the general public.

Accordingly, each fund’s SAI is revised as follows:

The section captioned “Disclosure of portfolio holdings” and sub-headed “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries” is hereby revised to include the following bullet point at the end of that section:

• Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE

ZS-526

This supplement pertains to the following funds:

Fund Name	Date of SAI*
UBS RMA Money Fund Inc. – UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2011
UBS Managed Municipal Trust – UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2011
UBS RMA Tax-Free Fund Inc.	August 29, 2011
UBS Money Series – UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund, UBS Select Tax-Free Capital Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund	August 28, 2011
UBS Cashfund Inc.	July 29, 2011
UBS Master Series, Inc. – UBS Money Market Fund	June 28, 2011
PACE® Select Advisors Trust – PACE Money Market Investments	November 28, 2011
*As previously supplemented, if applicable.

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